UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) September 2, 2004

KEITHLEY INSTRUMENTS, INC.

(Exact Name of registrant as Specified in Charter)

Ohio	1-9965	34-0794417
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28775 Aurora Road, Solon, Ohio 44139
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 248-0400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EX-99.1 PRESS RELEASE

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (d) On September 2, 2004, the Company’s Board of Directors elected Barbara V. Scherer to fill a vacancy on its Board of Directors. Ms. Scherer has been named a member of the Audit Committee, the Compensation and Human Resources Committee and the Strategy Committee of the Board of Directors.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

            99.1 Press Release Dated September 3, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEITHLEY INSTRUMENTS, INC. (Registrant)
Date: September 8, 2004	/s/ Mark J. Plush
Mark J. Plush
Vice President and Chief Financial Officer